EX-32
                         SECTION 1350 CERTIFICATION


In connection with the Quarterly Report of E.T. Corporation ("Company") on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission ("Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 18, 2003                 /s/  Sidney B. Fowlds
                                       Sidney B. Fowlds, President


Dated: August 18, 2003                 /s/  Anthony V. Feimann
                                       Anthony V. Feimann,
                                       Secretary/Treasurer